CONDENSED STATEMENTS OF INCOME - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2020	Sep. 30, 2019	Sep. 30, 2020	Sep. 30, 2019
REVENUES:
Total revenue	$ 25,928	$ 13,470	$ 68,091	$ 39,855
COSTS AND EXPENSES:
Labor	(2,279)	(1,746)	(6,008)	(5,176)
Gaming taxes	(4,747)	(2,471)	(12,843)	(7,178)
Royalty and licenses fees	(3,092)	(1,486)	(7,627)	(4,121)
Selling, general and administrative expense	7,594	3,483	18,970	10,362
Depreciation and amortization	55	35	138	101
Loss from operations	8,161	4,249	22,505	12,917
OTHER EXPENSE:
Interest expense	11,311	2	19,077	5
Total other expense	11,311	2	19,077	5
Income (loss) before income taxes	(3,150)	4,247	3,428	12,912
Provision for income taxes	(1,376)	1,345	914	4,435
Net income (loss)	(1,774)	2,902	2,514	8,477
Technology Service [Member]
REVENUES:
Total revenue	22,938	11,460	59,890	34,331
Service, Other [Member]
REVENUES:
Total revenue	$ 2,990	$ 2,010	$ 8,201	$ 5,524